Exhibit 99.1

105 Norton Street • Newark, NY 14513 • Ph: (315) 331-7742 • Fax: (315) 331-3547 • www.iec-electronics.com

IEC Announces Results for the First Quarter of Fiscal 2014

Newark, NY – February 5, 2014 – IEC Electronics Corp. (NYSE MKT: IEC) announced its unaudited results for the first quarter of fiscal 2014, ending December 27, 2013.

The Company reported revenue of $32.1 million for the quarter and net loss of $1.1 million, or ($0.11) per diluted share. This compares to revenue in the prior year first quarter of $33.0 million and net loss of $101 thousand, or ($0.01) per diluted share. During the first quarter of fiscal 2014, the Company reported restatement and related expenses of $1.2 million compared to none in the first quarter of last year.

W. Barry Gilbert, Chairman of the Board and CEO, stated, “We continue to rebalance our operations and move forward. The rebalancing includes repositioning some of the senior management team. Simultaneously, we continue to invest capital into the company to improve our operating performance while also making changes to our overhead structure. The results of this rebalancing are expected to begin to take effect in the back half of our fiscal year.

“Our revenues were down slightly. One of our medical customers is on FDA hold and some of our industrial customers are predicting their sales will be flat or possibly down this year as compared to last year. These shifts create mix changes.

“Previously, we discussed that we were helping a communications customer resolve some technical design/manufacturing problems. The issues were resolved and the program has advanced as planned. However, slower than expected demand this past quarter in the customer’s end market has reduced our volume. Nonetheless, this does not dampen our optimism that this customer will become a strong partner moving forward.

“Our operations in the western half of the United States, which primarily support our military and aerospace customers, were down slightly as compared to Q1 of the previous year. Even though we have important long term agreements in place, we do not have release dates for some of this work. Importantly, these programs appear to be relatively insensitive to Congressional budget and debt reduction issues and we continue to see healthy long term demand from our military and aerospace customers.

“We have had a number of difficult quarters as we work through our issues. However, we are positioned well in solid markets, we have an extraordinary customer base, and our long term perspective has not changed; we view our future to be bright.”

Conference Call

IEC will hold a conference call today, Wednesday, February 5, 2014 at 10:00 a.m. Eastern Time, to discuss its financial results for the first quarter ended December 27, 2013.

The conference call may be accessed in the U.S. and Canada by dialing toll-free (877) 407-9210. International callers may access the call by dialing (201) 689-8049.

A replay of the teleconference will be available for thirty days after the call and may be accessed domestically by dialing (877) 660-6853 and international callers may dial (201) 612-7415. Callers must enter conference i.d. number 13575603.

To access the live webcast, log onto the IEC website at http://www.iec-electronics.com.

The webcast can also be accessed at http://www.InvestorCalendar.com. An online replay will be available shortly after the call.

About IEC Electronics

IEC Electronics Corporation is a premier provider of electronic manufacturing services (“EMS”) to advanced technology companies primarily in the military and aerospace, medical, industrial and communications sectors. The Company specializes in the custom manufacture of high reliability, complex circuit cards, system level assemblies, a wide array of custom cable and wire harness assemblies, precision sheet metal products, and advanced research and testing services. As a full service EMS provider, IEC is a world-class ISO 9001:2008, AS9100 and ISO13485 certified company. The AS9100 certification enables IEC to serve the military and commercial aerospace markets. The ISO13485 certification supports the quality requirements of medical device markets. The Company is also AC7120 Nadcap accredited for electronics manufacturing to support the most stringent quality requirements of the aerospace industry, as well as ITAR registered and NSA approved under the COMSEC standard. Dynamic Research and Testing Laboratories (DRTL), the Company’s newest business unit, is an ISO 17025 accredited laboratory specializing in the testing and detection of counterfeit electronic parts, as well as component risk mitigation and advanced failure analysis. IEC Electronics is headquartered in Newark, NY (outside of Rochester) and also has operations in Rochester, NY, Albuquerque, NM and Bell Gardens, CA. Additional information about IEC can be found on its web site at www.iec-electronics.com.

This release contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when the Company describes what it "believes", "expects", or "anticipates" will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company's current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company's actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company's forward-looking statements: business conditions and growth or contraction in the Company's customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company's operating results; the Company's ability to control its material, labor and other costs; the Company's dependence on a limited number of major customers; the potential consolidation of the Company's customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company's customers; the types and mix of sales to the Company's customers; the Company's ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company's customers, the Company's industry and business generally; failure or breach of the Company's information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified. Additional risks and uncertainties resulting from the restatement of the Company's financial statements included in the Company's Annual Report on Form 10-K/A filed with the Securities and Exchange Commission ("SEC") on July 3, 2013 and in the Company's Form 10-Q/A filed on the same date are described in detail in the Company's Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on December 24, 2013 (the "2013 Form 10-K"). Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see Part I, including the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections, in the 2013 Form 10-K.

The Company undertakes no obligation to publicly update or correct any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:	Vincent Leo	John Nesbett or Jennifer Belodeau
	CFO	Institutional Marketing Services (IMS)
	IEC Electronics Corp.	(203)972-9200
	(315)332-4308	jnesbett@institutionalms.com
	VLeo@iec-electronics.com	jbelodeau@institutionalms.com